                                                                   EXHIBIT 10.13

                          GENERAL PROPERTIES COMPANY
                             301 City Line Avenue
                          Bala Cynwyd, PA 19004-1722
                       (610) 667-2711 FAX (610) 667-3485

June 19, 1995

Mohawk Carpet Corporation
c/o Mohawk Industries, Inc.
Attn: Mr. A. Spencer
Division Vice President
PO Box 1707
Greenville, NC 27835

Re:   3400 East Allen Street
      Philadelphia, PA
      ----------------------

Dear Mr. Spencer:

The purpose of this letter is to confirm the agreement of Mohawk Carpet Corporation and General Properties Company to extend the term of our present Lease with you.

We have agreed that the term of the Agreement of Lease dated December 15, 1970, as stated in Paragraph 2 thereof and as subsequently renewed pursuant to Paragraph 42 thereof through December 31, 1985, and extended through December 31, 1990, and extended to December 31, 1995 is hereby extended to December 31, 2000.

In addition, the minimum annual rent as stated in Paragraph 4 of the Lease and as subsequently increased to $55,000, will be reduced to $50,000 annually, $4,1667.67 monthly and will remain at $50,000 through December 31, 2000.

All other terms of the Lease will remain in effect during the extended term.

Please confirm your agreement of these terms by signing the enclosed additional copy of this letter and returning it to me for our file. If you have any questions regarding this matter, please do not hesitate to contact us.

Sincerely,
                                       APPROVED AND ACCEPTED:

                                       By: /s/ A. C. Spencer
                                          -----------------------------
Eric E. Korngold
Secretary/Treasurer                    Title: Dir V.P. Weal Operator
                                              -------------------------
EEK/mh                                 Date:   6-28-95
Enclosure                                     -------------------------

cc: C. Fowler                          By:  /s/ John D. Gault
                                           ----------------------------

                                       Title: Vice President of Finance
                                             --------------------------

                                       Date:   6-30-95
                                            ---------------------------

     THIS AGREEMENT OF LEASE made this 15/th/ day of December 1970, by and between GENERAL BAG & BURLAP COMPANY, a partnership, (hereinafter called "Landlord") and DELAWARE VALLEY WOOL SCOURING CO., a Pennsylvania corporation, (hereinafter called "Tenant"),


                             W I T N E S S E T H:
                             - - - - - - - - - -

          1. Premises. Landlord does hereby demise and let unto Tenant and
             --------
Tenant does hereby lease and take from Landlord, for the term and upon the terms and conditions set forth in this lease, the property located at 3400 E. Allen Street, Philadelphia, Pennsylvania, (being hereinafter referred to as "the Premises").

          2. Term. The original term of this lease shall commence and possession
             ----
shall be given on January 1, 1971 and unless further extended or sooner terminated as hereinafter provided shall end on December 31, 1975.

          3. Use of Premises. The Premises shall be used for any lawful purpose
             ---------------
not harmful to the building.

          4. Minimum Annual Rent. Commencing on January 1, 1971 and thereafter
             -------------------
throughout the original term of this Lease, Tenant agrees to pay to Landlord, without notice or demand, and without setoff, a net minimum annual rent of Forty Thousand Dollars ($40,000), payable in advance in equal monthly installments of $3,333.33 for eleven months, the twelfth payment to be in the amount of $3,333,37.

          5. Additional Rent.  (a) Taxes and Other Impositions.
             --------------    -------------------------------
          Subject to the provisions of Article 6 hereof, Tenant shall pay, as additional rent, throughout the term hereof and any renewal or extension thereof, before any fine, penalty, interest or cost may be added thereto for the non-payment thereof (or sooner if elsewhere herein required), all levies, taxes, assessments, water and sewer rents and charges, liens, charges and imposts and each and every levy or charge of the same nature, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever (all of which are hereinafter referred to as "impositions") which may hereafter be created, levied, assessed, adjudged, imposed or charged upon or with respect to the Premises or any improvements made thereto, or on any part of the foregoing, or indirectly upon this lease or the rents payable hereunder, or against Landlord, because of Landlord's estate or interest herein, by any federal, state or municipal government, or under any law, ordinance or regulation thereof or of any public authority whatsoever, including, among others, all special tax bills and general, special or other assessments and liens or charges made on local or general improvements or under any governmental or public power or authority whatsoever; provided however, if any imposition shall be created, levied, assessed, adjudged, imposed, charged or become a lien with respect to a period of time which commences before or ends after the expiration of the term of this lease (other than by reason of breach of the terms hereof by Tenant), then Tenant shall only be required to pay that proportion of such imposition which is, equal to the proportion of said period which falls within the terms of this lease; and further provided that Tenant's obligation to pay real estate taxes shall begin when rent commences to accrue.


          (b)  Right to Contest. Tenant shall furnish Landlord, not later than
               ----------------
five (5) days before the last day upon which they may be paid without any fine, penalty or interest, receipts or other evidence satisfactory to Landlord of the payment of all impositions. Tenant may bring proceedings for contesting the validity or amount of any imposition, or to recover payments therefor, and Tenant agrees to save Landlord harmless from all costs and expenses in connection therewith and may postpone the tax payment only if it does not constitute a mortgage default or cause the premises to be exposed to a tax sale. Landlord shall cooperate with Tenant with respect to such proceedings to the extent reasonably necessary, but all costs,fees and expenses incurred in connection with such proceedings shall be borne by Tenant.

          (c) Possible Payment of Impositions to Mortgagees. Notwithstanding the
              ---------------------------------------------
foregoing, if the holder of any mortgage upon the fee title to the Premises requires that payments be made to such holder on account of any imposition, then deposits by Tenant with such mortgagee of amounts otherwise required to be paid hereunder shall, to the extent thereof, be in satisfaction of the obligation of Tenant hereunder, provided that Tenant shall furnish proof satisfactory to Landlord that such deposits have been made. Tenant agrees, upon notice from Landlord, to make such deposits on account of impositions with any such mortgagee according to the terms of any such mortgage.

          6. Net Lease.  It is understood and agreed that this is a net lease.
             ---------
It is the intention of the parties that Landlord shall receive all rentals payable hereunder free from charges required to be paid to maintain and carry the Premises; provided, however, that nothing herein contained shall require Tenant to pay the principal of, or interest on, or any other payment under any mortgage of fee title to the Premises or any estate,inheritance, succession or capital levy tax of Landlord, or any income, excess profits or revenue tax, or any other tax, assessment, charge or levy which Landlord is required to pay by reason of the income represented by the rents reserved hereunder.

          7.  Insurance.
              ---------

              (a) Tenant, at Tenant's sole cost and expense, shall maintain and keep in effect throughout the term insurance (evidenced by policies or certificates delivered to and held by Landlord):

          (i) Insurance against loss or damage to the Premises and all other improvements upon the Premises of such kind and such amounts as are satisfactory to Landlord; and also boiler insurance;

          (ii) Insurance against abatement or loss of rental by reason of any of the occurrences described in the preceding subparagraph in an amount equal to minimum and additional rental for the term of this lease, the cost thereof for twelve (12) months following the occurrence of any such casualty to be borne by Tenant and the balance of the cost thereof to be borne by Landlord.

          (iii) Insurance against loss or liability in connection with bodily injury or death or property damage in or upon the Premises, under policies of general public liability insurance, with such limits as to each as may be reasonably required by Landlord from time to time but not less than $500,000 for each person or $1,000,000 for each occurrence in respect to bodily injury or death and $100,000 for each occurrence in respect to property damage.

               (b) The policies or certificates of insurance provided for in subparagraph (a) of this Article 7 shall provide for payment solely to the Landlord and any mortgagees designated by the Landlord, in accordance with the standard mortgagee endorsement. The policies will also insure the interests of Tenant and any other tenants in the building. The policies of general public liability insurance shall name inter alia, Landlord and Tenant as the insured parties.

          (c) All policies (or certificates) shall provide that they shall not be cancellable without at least thirty (30) days' prior written notice, to Landlord and to any mortgagee designated as aforesaid by Landlord and shall be issued by insurers of recognized responsibility licensed to do business in the State of Pennsylvania. At least five (5) days prior to the commencement of the term, the originals and a signed duplicate copy of such policies (or in the alternative a certificate, if the Tenant has blanket policies) shall be delivered by Tenant to Landlord and at least thirty (30) days before any such policy shall expire Tenant shall deliver the original and a signed duplicate copy of a replacement policy (or certificate) to Landlord.

          (d) Each of the parties hereto hereby releases the other, to the extent of the releasing party's actual recovery under its insurance policies, from any and all liability for any loss or damage which may be inflicted upon the property of such party even if such loss or damage shall be brought about by the fault or negligence of the other party, its agents or employees; provided, however that this release shall be effective only with respect to loss or damage occurring during such time as the appropriate policy of insurance shall contain a clause to the effect that this release shall not affect said policy or the right of the insured to recover thereunder. If any policy does not provide for such waiver, and if the party to benefit therefrom requests that such a waiver be obtained, the insured party agrees to obtain an endorsement to its insurance policies permitting such a waiver of subrogation if it is available. If an additional premium is charged for such waiver,the party benefitting therefrom if it desires to have the waiver, agrees to pay to the other the amount of such additional premium promptly upon being billed therefor.

          8.  Public Utility Charges.  Tenant agrees to pay or cause to be paid
              ----------------------
all charges for gas, electricity, light, heat, steam, power, water and sewerage, telephone or other communication services used, and other services rendered or supplied upon or in connection with the Premises throughout the term of this lease, and to indemnify Landlord and save Landlord harmless against any liability or damages on such account.


          9.  Repairs and Maintenance.
              -----------------------

          (a) Tenant covenants throughout the term of this lease, at Tenant's sole cost and expense, to take good care of the Premises, all equipment and system within it, and the sidewalks and curbs adjoining thereto, and subject to the provisions of this lease elsewhere set forth, to keep the same in good order and condition, and promptly at Tenant's own cost and expense to make all necessary repairs, interior and exterior, structural and non-structural, ordinary as well as extraordinary, foreseen as well as unforeseen. When used in this Article, the term "repairs" shall include replacements and renewals, and all such repairs made by Tenant shall be at least equal in quality and usefulness to the original improvements and equipment.

          (b) Tenant shall keep and maintain all portions of the Premises including the sidewalks and curbs adjacent thereto, and including any portions of the building used in common with Landlord or other Tenants, in a clean and orderly condition, free of accumulations of dirt, rubbish, ice and snow and shall keep such portion of the street, properly maintained. The boiler(s), whether used by Tenant or not, must be maintained in good operating condition, with permits renewed as necessary and with boiler insurance in effect.

               (c) All improvements, repairs and alterations made or installed on the Premises by or on behalf of Tenant shall immediately upon completion or installation thereof be and become the property of Landlord without payment therefor by Landlord and shall be surrendered to Landlord upon the expiration or earlier termination of the term of this lease, except that any machinery, equipment or fixtures installed by Tenant and used in the conduct of Tenant's business and not to service of the building generally, shall remain Tenant's property, and shall be removed at the termination of this lease provided that Tenant fully and promptly restores any damage to the Premises occasioned by the installation or removal thereof.

               (d) Anything elsewhere herein to the contrary notwithstanding, Landlord covenants throughout the term of this lease, at Landlord's sole cost and expense, to make all necessary repairs to the roof and exterior structural walls of the Premises.

          10.  Compliance with Rules, Ordinances, etc. Tenant covenants
               --------------------------------------
throughout the term of this lease, at Tenant's sole cost and expense, promptly to comply with all laws and ordinances and notices, orders, rules, regulations and requirements of all federal, state and municipal governments and appropriate departments, commissions, boards and officers thereof, and notices, orders, rules and regulations of the National Board of Fire Underwriters, or any other body now or hereafter constituted exercising similar functions, relating to all or any part of the Premises, exterior as well as interior, foreseen or unforeseen, ordinary as well as extraordinary, structural as well as non-structural, or to the fixtures and equipment thereof and the sidewalks and curbs in or adjoining the Premises or to the use or manner of use of the Premises, provided, however, anything elsewhere herein to the contrary notwithstanding, that Tenant is not obligated to make structural changes in the Premises, at its expense, which are necessary by reason of deterioration by wear and tear other than wear and tear caused by Tenant's use of the Premises.

                    11.  Alterations and Additions by Tenant. Tenant agrees
                         -----------------------------------
that it will not, without on each occasion first obtaining Landlord's prior written consent (which shall not unreasonably be delayed or withheld), make or permit to be made any a1terations or additions to the building and other improvements upon the Premises.

                    12.  Inspection of Premises by Landlord.
                         ----------------------------------

                         (a)  Tenant agrees to permit Landlord and the
authorized representatives of Landlord to enter the Premise. at all, reasonable times during usual business hours for the purpose of (1) inspecting the same and
(2) making any necessary repairs thereto and performing any work therein that may be necessary by reason of Tenant's default under the terms of this lease, after notice to the Tenant of the need therefor. Nothing herein shall imply any duty upon the part of Landlord to do any such work which under any provisions of this lease Tenant may be required to perform and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may during the progress of any work in the Premises keep and store therein all necessary materials, tools and equipment. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of making such repairs or the performance of such work in the Premises, or on account of bringing materials, supplies and equipment into or through the Premises during the course thereof and the obligations of Tenant under this lease shall not thereby be affected in any manner whatsoever.

                    (b) Landlord is hereby given the right during usual business hours to enter the Premises and to exhibit the same for the purposes of sale or mortgage and, to exhibit the same to any prospective tenant.

               13.  Surrender. Tenant agrees, at the expiration or earlier
                    ---------
termination of the term hereof, promptly to yield up, clean and neat and free from objectionable odors, and in the same condition of order and repair in which they are required to be kept throughout the term hereof, the Premises and all improvements, alterations and additions thereto, and all fixtures and equipment servicing the building; and to remove Tenant's goods and effects and any machinery, fixtures and equipment installed by Tenant, and to repair any damage caused by the installation or removal thereof. Tenant further agrees that this lease shall, unless sooner terminated, pursuant to the provisions hereof, expire absolutely on the expiration of the term hereof without the requirement of any notice from Landlord to Tenant.

               14.  Damage by Fire or other Casualty.
                    --------------------------------

                    (a) In case of damage to the Premises by fire or other insured casualty to such extent that the Premises cannot be restored to their former condition within 180 days or in the alternative to such extent that more than 75% of the value of the improvements on the Premises has been destroyed, either party shall have the right to terminate this lease and all the unaccrued obligations of the parties hereto (inclusive of minimum and Additional rent) by sending written notice of such termination to the other party within thirty (30) days of the occurrence of such damage, the notice to specify a termination date no less than fifteen (15) days after its transmission. In case of lesser damage to the Premises by fire or other insured casualty,

Tenant shall promptly notify Landlord, and Tenant shall repair the damage. The work shall be commenced promptly and completed with due diligence, except for delays due to governmental regulation, unusual scarcity of or inability to obtain labor or materials, or causes beyond Tenant's reasonable control. Provided, however, that if the damage occurs during the last three (3) years of the original term hereof and Tenant does not within thirty (30) days after the occurrence exercise any renewal option that Tenant has, or, if the damage occurs during the last three (3) years of any renewal term, and in either case requires an expenditure of more than the minimum annual rent payable hereunder from the date of such damage to the end of the term, either party shall have the right to terminate this lease and all the unaccrued obligations of. the parties hereto plus any written notice of such termination to the other party within thirty
(30) days of the occurrence of such damage, the notice to specify a termination date no less then fifteen (15) days after its transmission.

                    (b) Tenant's obligation to pay minimum and additional rent (except in the event of termination pursuant to the provision contained in the first sentence of paragraph 14(a) shall not in any way be affected by damage to, or destruction of, the Premises or any part thereof, regardless of cause, and there shall be no abatement, diminution or reduction of rent by reason thereof, subject to credit for rent insurance payments under Article 7(a)(ii).

               15.  Signs. Tenant agrees it will not erect or maintain any
                    -----
exterior sign upon the building which is too heavy for the structure.

               16.  Assignment and Subletting. Tenant agrees not to assign,
                    -------------------------
mortgage, pledge or encumber this lease, or sublet the Premises in whole or in part (except the office portion) without first obtaining the written consent of Landlord, which consent shall not be withheld or delayed unreasonably. It is contemplated that Tenant will sublet the office portion subject to the terms and provisions of this lease but Tenant will remain responsible for compliance with all of the terms and provisions of this lease and Landlord's reasonable prior approval of the subtenant shall first be obtained. Tenant shall pay all commissions due by reason of any subletting of all or any portion of the Premises and shall indemnify, defend and save Landlord harmless from any claim for any such commission. Tenant agrees that, in the event of any such subletting or any permitted assignment, it will deliver to Landlord, at the time of any such assignment or subletting, the assumption by the assignee or subtenant of all of the obligations.

               17.  Eminent Domain. If the Premises or any part thereof are
                    --------------
taken or condemned for a public or quasi-public use (a sale in lieu of condemnation to be deemed a taking or condemnation), this lease shall, as to the part taken, terminate as of the date title shall vest in the condemnor. In any such event, Tenant waives all claims against Landlord and as against the condemning authority or party and Tenant covenants and agrees that Tenant will make no claim by reason of the complete or partial taking of the Premises, except for "special" damages provided for the Tenant in the Eminent Domain Code.

               If this lease is not terminated after the exercise of eminent domain the minimum annual rent (and correspondingly the monthly installments thereof) shall be equitably reduced for the balance of the term taking into account the character and amount of such taking. If the parties are unable to agree, within thirty (30) days after the notice of the taking is given to Tenant, on the extent of the abatement, their dispute shall be referred to arbitration by the American Arbitration Association in accordance with the rules of the Association then obtaining. The decision of the arbitrators shall be final and binding upon the parties and no appeal shall be taken therefrom.

               18.  Curing Tenant's Defaults. If Tenant shall be in default in
                    ------------------------
the performance of any of its obligations hereunder, Landlord may (but shall not be obligated to do so), in addition to any other rights it may have in law or equity and after written notice to Tenant except in case of emergency, cure such default on behalf of Tenant, and Tenant shall reimburse Landlord for any sums paid or costs incurred by Landlord in curing such default, including interest at the rate of eight percent (8%) per annum on all sums advanced by Landlord as aforesaid, which sums and costs together with interest thereon shall be deemed additional rent hereunder.

               19.  Responsibility of Tenant. Tenant agrees to relieve and
                    ------------------------
hereby relieves Landlord from and agrees to indemnify Landlord against all liability by reason of any injury or damage to Tenant or to any other person or to property in the Premises, or the building of which the Premises is a part, whether belonging to Tenant or to any other person, caused by any fire, breakage, leakage, collapse or other event or occurrence in any portion of the Premises, or the building of which the Premises is a part, unless such fire, breakage, leakage, collapse or other event or occurrence, injury or damage be caused by the negligence of Landlord.

               20.  Subordination. This lease shall be subject and subordinate
                    -------------
at all times to the lien of any mortgages and/or rents and/or other encumbrances now or hereafter placed on the Premises, or the building of which the Premises is a part, without the necessity of any further instrument or act on the part of the Tenant to effectuate such subordination but, Tenant covenants and agrees to execute and deliver upon demand such further instrument or instruments evidencing such subordination of this lease to the lien of any such mortgage and/or ground rent and/or other encumbrances as shall be desired by any mortgagee or proposed mortgagee or by any person.

               Landlord agrees that so long as Tenant continues to pay the rent and additional rent reserved in this lease and otherwise complies with the terms and provisions hereof, no mortgagee or other lienholder shall disturb the rights of possession of Tenant in the Premises and Tenant shall not be made a party to any foreclosure or proceedings in lieu thereof by any mortgagee or other lienholder affecting the Property.

               Provided, however, that the foregoing provisions of this Article shall be effective only in the event that any such mort-gage or other encumbrance provides, or the holder thereof agrees with Tenant that, neither such holder nor its successors or assigns will take any action to interfere with the rights of Tenant, its successors and assigns in the Premises so long as Tenant is not in default hereunder.

               Notwithstanding the foregoing, however, any such holder may subordinate its mortgage or other encumbrance to this lease, without Tenant's consent, by notice in writing to Tenant. In such event, this lease shall thereupon be deemed prior in lien to such mortgage or other encumbrance without regard to their respective dates of execution and delivery; and in such event such holder shall have only the same rights with respect to this lease as though it had been executed and delivered prior to the execution and delivery of the mortgage or, other encumbrance.

               21.  Remedies of Landlord. If the Tenant
                    --------------------

                    (a) Does not pay in full when due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense or cost herein agreed to be paid by the Tenant, or

                    (b) Violates or fails to perform or otherwise breaks any covenant or agreement herein contained; or

                    (c) Becomes insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Tenant, or a bill in equity or other proceeding for the appointment of a receiver for the Tenant is filed, or if proceedings for reorganization or for composition with creditors under any State or Federal law be instituted by or against Tenant, not discharged within sixty (60) days thereafter, or if the real or personal property of the Tenant shall be sold or levied upon by any Sheriff, Marshall or Constable.

                    Then and in any or either of said events, there shall be deemed to be a breach of this lease, and thereupon ipso facto and without entry or other action by Landlord

                         (1)  The rent for the entire unexpired balance of the
term of this lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by the Tenant, or at the option of Landlord any part thereof, and also all costs and officers' commissions including the five per cent (5%) chargeable by Act of Assembly to the Landlord, shall, in addition to any and all installments of rent already due and payable and in arrears and/or any other charge or payment herein reserved, included or agreed to be treated or collected as rent, and/or any other charge, expense or cost herein agreed to be paid by the Tenant which may be due and payable and in arrears, be taken to be due and payable and in arrears as if by the terms and provisions of this lease, the whole balance of unpaid rent and other charges, payments, taxes, costs and expenses were on that date payable in advance; and if this lease or any part thereof is assigned, or if the Premises or any part thereof is sublet, Tenant hereby irrevocably constitutes and appoints Landlord Tenant's agent to collect the rents due by such assignee or sublessee and apply the same to the rent hereunder without in any way affecting Tenant's obligation to pay any unpaid balance of rent due hereunder;

               (2) This lease and the term hereby created shall determine and become absolutely void without any right on the part of the Tenant to save the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken; whereupon, Landlord shall be entitled to recover damages for such breach in an amount equal to an amount of rent reserved for the balance of the term of this lease, less the fair rental value of the said Premises, for the residue of said term.

               In the event of any default as above set forth, the Landlord, or anyone acting on Landlord's behalf, at Landlord's option may lease the Premises or any part or parts thereof for a term less than or exceeding the balance of the term of this lease to such person or persons as may in Landlord's discretion seem best and the Tenant shall be liable for any loss of rent for the balance of the then current term.

               When this lease shall be determined by condition broken, either during the original term of this lease or any renewal or extension thereof, and also when and as soon as the term hereby created or any extension thereof shall have expired, it shall be lawful for any attorney as attorney for Tenant to file an agreement for entering in any competent Court an amicable action and judgment in ejectment against Tenant and all persons claiming under Tenant for the recovery by Landlord the possession of the Premises, for which this lease shall be his sufficient warrant, whereupon, if Landlord so desires, a writ of Execution or of Possession may issue forthwith, without any prior writ or proceedings whatsoever, and provided that if for any reason after such action shall have been commenced the same shall be determined and the possession of the Premises hereby demised remain in or be restored to Tenant, Landlord shall have the right upon any subsequent default or defaults, or upon the termination of this lease as hereinbefore set forth, to bring one or more amicable action or actions as hereinbefore set forth to recover possession of said Premises.

               In any amicable action of ejectment, Landlord shall first cause to be filed in such action an affidavit made by Landlord or someone acting for Landlord setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be sufficient evidence, and if a true copy of this lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding.

               22.  Waivers by Tenant, Stay, Exemption, Inquisition. If
                    -----------------------------------------------
Proceedings shall be commenced by Landlord to recover possession under the

Acts of Assembly, either at the end of the term or sooner termination of this lease, or for nonpayment of rent or any other reason Tenant specifically waives the right to the three (3) months' notice and/or the fifteen (15) or thirty (30) days' notice required by the Act of April 6, 1951, P. L. 69, and agrees that five (5) days' notice shall be sufficient in either or any other case.

               23.  Right of Assignee of Landlord. The right to enter judgment
                    -----------------------------
against Tenant and to enforce all of the other provisions of this lease hereinabove provided for may, at the option of any assignee of this lease, be exercised by any assignee of the Landlord's right, title and interest in this lease in his, her or their own name, notwithstanding the fact that any or all assignments of the said right, title and interest may not be executed and/or witnessed in accordance with the Act of Assembly of May 28, 1715, 1. Sm. L. 90, and all supplements and amendments thereto that have been or may hereafter be passed and Tenant hereby expressly waives the requirements of said Act of Assembly and any and all laws regulating the manner and/or form in which such assignments shall be executed and witnessed.

               24.  Forbearance. The failure of Landlord to insist in any one or
                    -----------
more instances upon the performance of any of the covenants or conditions of this lease or to exercise any right or privilege herein conferred shall not be construed as thereafter waiving or relinquishing any such covenants, conditions, rights or privileges and the same shall continue and remain in full force and effect, and waiver of one default or right shall not constitute waiver of any other default; and the receipt of any rent by Landlord from Tenant or any assignee or subtenant of Tenant, whether the same be rent that originally was reserved or that which may become payable under any covenants herein contained, or of any portion thereof, shall not operate as a waiver of the right of Landlord to enforce the payment of the additional rent or of any of the other obligations of this lease by such remedies as may be appropriate, and shall not waive or avoid the right of Landlord at any time thereafter to elect to terminate this lease, on account of such assignment, subletting, transferring of this lease or any other breach of any covenant herein, or condition of this lease, unless evidenced by Landlord's written waiver.

               25.  Grace Period. Notwithstanding anything hereinabove stated,
                    ------------
it is understood and agreed that neither party hereto will exercise any right or remedy provided for in the lease or allowed by law because of any default of the other, unless such party shall have first given written notice thereof by registered mail to the other, and the other, within a period of ten (10) days thereafter, shall have failed to pay the sum or sums due if the default consists of the failure to pay money, or if the default consists of something other than the payment of money, shall have failed, within thirty (30) days thereafter to begin and actively and diligently in good faith to proceed with the correction of the default until it shall be fully corrected; provided, however, that no such notice from Landlord shall be required nor shall Landlord be required to allow any part of the said notice period more than two (2) times during any twelve (12) month period or if Tenant shall have removed from or shall be in the course of removing from the Premises or if a petition in bankruptcy or for reorganization shall have been filed by or against Tenant, resulting in an adjudication of bankruptcy or for reorganization or if a Receiver or Trustee is appointed for Tenant and such appointment and such receivership or trusteeship is not terminated within sixty (60) days or Tenant makes an assignment for the benefit of creditors or if Tenant is levied upon and is about to be sold out upon the Premises by any sheriff, marshal or constable.

               So long as Tenant is not in default, Landlord warrants Tenant's possession will not be disturbed by Landlord or anyone claiming through Landlord.

               26.  Notices. All notices required or permitted hereunder from
                    -------
either of the parties to the other shall be in writing and sent by registered mail, return receipt requested, postage prepaid. Notices shall be addressed to Tenant, at the premises with a copy to General Counsel, Fieldcrest Mills, Inc., Eden, North Carolina, 27288, and to Landlord at 101 East Princeton Road, Bala-Cynwyd, Pennsylvania 19004. Either party may at any time, in the manner set forth for giving notices to the other, set forth a different address to which notices to it shall be sent.

               27.  Short Form; Tenant's Certificate. It is understood and
                    --------------------------------
agreed that the parties will execute and acknowledge simultaneously with the execution of this lease, a short form thereof for recording purposes, if such is required by any present or proposed mortgagee of the Premises. Tenant agrees at any time and from time to time within ten (10) days after Landlord's written request, to execute, acknowledge and deliver to Landlord a written instrument in recordable form certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications); that Tenant has accepted possession of the Premises; the dates to which minimum and additional rent and other charges have been paid in advance, if any; stating whether or not to the best knowledge of the signer of such certificate Landlord is in default in the performance of any covenant, agreement or condition contained in this lease, and if so, specifying each such default of which the signers may have knowledge, and stating that it is understood that such instrument may be relied upon by any prospective purchaser of the fee or any mortgagee.

               28.  Definition of "Landlord". The word "Landlord" is used herein
                    -----------------------
to include the Landlord named above as well as its partners, successors and assigns, and any other subsequent owner of the Premises, as well as the heirs, personal representatives or successors and assigns of any such subsequent owner, each of whom shall have the same rights, remedies, powers, authorities and privileges as he would have had had he originally signed this lease as Landlord, but any such person, whether or not named herein, shall have no liability hereunder after he ceases to hold title to the said real estate, except for obligations which may have theretofore accrued.

               29.  Definition of "Tenant". The word "Tenant" is used herein to
                    ---------------------
include the Tenant named above as well as its successors and assigns, each of which shall be under the same obligations, liabilities and disabilities and have only such rights, privileges, and powers as it would have possessed had it originally signed this lease as Tenant. However, no such rights, privileges or powers shall inure to the benefit of any assignee of Tenant, immediate or remote, unless the assignment to such assignee is permitted or has been approved in writing by Landlord as aforesaid.

               30.  Entire Agreement. It is expressly understood and agreed by
                    ----------------
and between the parties hereto that this lease sets forth all the promises, agreements, conditions and undertakings between Landlord and Tenant with respect to the Premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth.

               3l.  Commissions. Tenant represents and warrants to Landlord that
                    -----------
Tenant was not shown and did not learn of the availability of the property by or through any broker or agent and that to the best of the knowledge and belief of Tenant, no commission is payable in connection with the within transaction.

               32.  Operation. Tenant or any permitted subtenant or assignee of
                    ---------
Tenant shall at all times, commencing thirty (30) days after the term begins, during the balance of the term of this lease, operate its business on the Premises or provide twenty-four (24) hours watchman or electronic service at the demised Premise.

               33.  Zoning. It is understood and agreed that the Landlord hereof
                    ------
does not warrant or undertake that the Tenant shall be able to obtain a permit under any Zoning Ordinance or Regulation for such use as Tenant intends to make of the Premises, and nothing in this lease contained shall obligate the Landlord to assist Tenant in obtaining such permits; the Tenant further agrees that in the event a permit cannot be obtained by Tenant under any Zoning ordinance or Regulation, this lease shall not terminate without Landlord's consent, and the Tenant shall use the Premises only in a manner permitted under such Zoning Ordinance or Regulation.

               34.  Landlord's Consent. In any situation in which Tenant is
                    ------------------
required to obtain Landlord's consent to perform any act in connection with this lease or the Premises, Landlord agrees that such consent shall not unreasonably be withheld or delayed.

               35.  Captions. It is agreed that the captions of this lease are
                    --------
for convenience only and are not a part of this lease and do not in any way limit or amplify the terms and provisions of this lease.

               36.  Assignment by Landlord. Upon the assignment of Landlord's
                    ----------------------
rights, all rights, benefits, powers and remedies, but not duties or obligations, of the Landlord hereunder shall belong to and be exercisable by the assignee, its successors and assigns, and Tenant will render performance of Tenant's obligations hereunder to the assignee, its successors and assigns, pursuant to the terms of the assignment; provided, however, until written notice from assignee, its successors or assigns, to the contrary, tenant shall render performance of all of its obligations under this Lease to Landlord.

               37.  No Amendments After Assignment. Upon notice of assignment of
                    ------------------------------
this Lease, Tenant will not, without the assignee's prior written consent, be a party to any changes or modifications in or abbrogation of the agreements contained in this Lease.

               38.  Rent Payments After Assignment. Upon receipt of written
                    ------------------------------
notice from the assignee, its successors and assigns, addressed to the Tenant at the address set forth in this Lease or to such other address as may have been specified by the Tenant from time to time for the receipt of notices, Tenant shall pay all rent thereafter falling due after the date of receipt of such notice directly to the assignee, its successors or assigns, without declaration or set-off, as aforesaid.

               39.  Delivery of the Premises. Landlord will make delivery of the
                    ------------------------
Premises to Tenant in a broom-clean condition and will make no alterations to the Premises prior to delivery thereof to Tenant. If Landlord is unable to give Tenant possession of the Premises, as herein provided, by reason of casualty or some other cause beyond the control of the Landlord, the Landlord shall not be liable for damages to the Tenant therefor, and during the period during which the Landlord is unable to give possession, all rights and remedies of all parties hereunder shall be suspended.

               40.  Sprinkler System. Tenant may, at Tenant's expense, change
                    ----------------
the sprinkler system from a wet system to a dry system but Tenant must restore same at Landlord's request and at Tenant's expense, prior to termination of this Lease.

               41.  Roof Signs. Tenant will not place any signs upon the roof of
                    ----------
the Premises and Landlord may continue to rent and collect rent for the existing sign thereon and the Lessee thereof will be permitted access to said sign through the Premises, during business hours, for the purpose of maintenance and repair thereof.

               42.  Renewal Options. Provided that Tenant is not in default
                    ---------------
thereof, Tenant will have the option to renew the Lease for an additional period of five (5) years at an annual minimum rental of $47,500 per annum. Provided that the first option has been exercised, and Tenant is not in default thereunder, Tenant will have a second option to renew this Lease for an additional period of five (5) years at a minimum annual rental of $55,000 per annum.

Tenant must give Landlord six (6) months' prior notice of Tenant's intention to exercise any option. All terms and provisions of this Lease not in conflict with the terms of this paragraph will apply during any option period.

               43.  Sublease to Landlord. Landlord reserves the right to
                    --------------------
sublease from Tenant an area currently occupied by Finishing range measuring about 14' x 100', at the rate of 80(cents) per square foot per annum for the period of six (6) months from the commencement of the term herein or any portion thereof, rental to be payable monthly in advance, pending dismantling.

               44.  Liens on Tenant's Inventory. Tenant is hereby given
                    ---------------------------
permission to acquire and keep upon the demised premises inventory under any device or devices by which the title thereto or a lien thereon is reserved in a person or entity other than Tenant or Landlord. Landlord agrees to execute any and all waivers and other instruments that may be necessary to enable Lessee to obtain any such inventory under such device or devices for the retention of title thereto or a lien thereon, and Landlord shall use its best efforts to obtain the signature of any mortgagee, lienholder or encumbrancer of the demised premises to any waiver of such mortgagee's, lienholder's or encumbrancer's interest in any of the said inventory which is required by the owner, seller or lienor of the same.

          IN WITNESS WHEREOF, the parties hereto have executed this agreement under seal the day and year first above written.


                                        GENERAL BAG & BURLAP COMPANY


                                        By /s/ [SIGNATURE ILLEGIBLE]
                                          --------------------------------
                                                       Partner


                                        By  /s/ [SIGNATURE ILLEGIBLE]
                                          --------------------------------
                                                       Partner


                                        DELAWARE VALLEY WOOL SCOURING CO.


                                        By  /s/ [SIGNATURE ILLEGIBLE]
                                          --------------------------------
                                                       President


                                        Attest: /s/ [SIGNATURE ILLEGIBLE]
                                               ----------------------------
                                                       Secretary

                         AMENDMENT TO LEASE AGREEMENT
                         ----------------------------


          This Amendment made this    day of March 1971, by and between General
Bag & Burlap Company, a partnership (hereinafter called "Landlord") and Delaware Valley Wool Scouring Co., a Pennsylvania corporation, (hereinafter called "Tenant").

          WITNESSETH, whereas Landlord and Tenant under date of December 15, 1970 entered into a Lease Agreement (hereinafter called "Lease Agreement") of premises 3400 East Allen Street, Philadelphia, Pennsylvania (hereinafter referred to as "the Premises"); and

          WHEREAS Landlord and Tenant desire to amend the Lease Agreement in the manner here following:

          Now, therefore, LandLord and Tenant covenant and agree with each other as follows:

               1. Attached hereto, hereby made a part hereof and marked Exhibit "A" is a plan numbered EIB-27151, R-42502. On the ground floor of the Premises in Building 10 and colored red is an area of slightly less than 7,000 square feet wherein a wood floor has been laid over a concrete sub-floor. The Tenant agrees to leave said wood floor in place and Landlord agrees that Tenant will not be responsible for any future damages thereto which are caused by the ordinary day-to-day operations of Tenant in the Premises.

               2. Also on the first floor of the Premises is a cinder block wall at the point marked in blue on Exhibit "A". Said wall may be removed by Tenant, at Tenant's expense, provided that this is done in a good and workmanlike fashion and provided that the floor below the existing wall is property leveled so that the two sections making up Building 10 will be on the same level and will be one continuous floor.

               3. In all other respects the Lease Agreement is hereby ratified and confirmed.

          IN WITNESS WHEREOF, Landlord and Tenant have caused these presents to be executed under seal the day and year first above written.



                                           GENERAL BAG & BURLAP COMPANY


                                           By:________________________________
                                              Partner


                                           DELAWARE VALLEY WOOL SCOURING CO.


                                           By:________________________________
                                              President

                                           Attest:____________________________
                                                  Secretary

                                      -2-